Exhibit 10.1


                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of September 1, 2006 to the Credit Agreement referenced below is by and among DST Systems, Inc., a Delaware corporation (the "Borrower"), the Lenders identified on the signature pages hereto and Bank of America, N.A. as Administrative Agent, L/C Issuer and Swing Line Lender (the "Administrative Agent").

                                   WITNESSETH

     WHEREAS, $600 million in credit facilities have been established in favor of the Borrower pursuant to the terms of that Credit Agreement dated as of June 28, 2005 (as modified by that certain Consent dated as of December 22, 2005, as amended by that certain First Amendment to Credit Agreement dated as of February 17, 2006 and as may be further amended, restated, modified or supplemented from time to time, the "Credit Agreement") among the Borrower, the Lenders identified therein (the "Lenders") and the Administrative Agent;

     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

     WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, 1N CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     DEFINED TERMS. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

     AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is amended in the following respects:

     Section 1.01 of the Credit Agreement is hereby amended by changing the section reference in the definition of "Citibank Forward" from Section 8.06(g) to Section 8.06(k).

     Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Consolidated Net Worth" in its entirety.

     Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Pro Forma Compliance Certificate" in its entirety and replacing such definition with the following:

               "Pro Forma Compliance Certificate" means a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent (to the extent required) in connection with any Acquisition as referred to in Section 8.02(i) for consideration in excess of $25,000,000, as applicable, and containing reasonably detailed calculations, upon giving effect to the applicable transaction on a Pro Forma Basis, of the Consolidated Leverage Ratio and the Consolidated Interest Coverage Ratio as of the most recent fiscal quarter end preceding the date of the applicable transaction with respect to which the Administrative Agent shall have received the Required Financial Information.

     Section 8.06 is amended by deleting the word "and" at the end of clause (g) thereof, renumbering existing clause (h) thereof to clause (k) and adding a new clauses (h), (i) and (j) to read as follows:

          (h) with respect to the period prior to August 31, 2007 only, the Borrower may repurchase or redeem its Capital Stock utilizing up to $254,000,000 of the cash dividend received by the Borrower from Asurion Corporation on July 13, 2006;

          (i) the Borrower may repurchase or redeem its Capital Stock in an aggregate amount not to exceed $50,000,000 utilizing the cash proceeds of the sale of real property, in one or more transactions; provided each such repurchase or redemption of its Capital Stock occurs within one year of the receipt of such proceeds from each such respective sale of real property;

          (j) the Borrower may repurchase or redeem its Capital Stock from employees in connection with the exercise of stock options and/or the vesting of restricted stock of such employees in the amount necessary to fund the cash payments made by the Borrower to the IRS to cover the tax liabilities of such employees related to such exercise of stock options or vesting of restricted stock; and

     Section 8.11(a) is hereby deleted in its entirety and replaced with the following:

          (a) CONSOLIDATED LEVERAGE RATIO. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 3.25 to 1.00.

     Section 8.11(b) is hereby deleted in its entirety and replaced with the following:

          (b) [reserved]

     Section 11.07(b)(iv) is hereby deleted in its entirety and replaced with the following:

          (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500 payable by the assignor or assignee; provided, however, that that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

     Schedule 11.07 is hereby deleted in its entirety.

     CONDITIONS PRECEDENT. This Amendment shall become effective upon the satisfaction of the following conditions:

     EXECUTION OF COUNTERPARTS OF AMENDMENT. Receipt by the Administrative Agent
of  counterparts   of  this  Amendment  duly  executed  by  the  Borrower,   the
Administrative Agent and the Required Lenders; and

     FEES AND EXPENSES. The payment by the Borrower to the Administrative Agent (or its Affiliates) of all fees and reasonable expenses relating to this Amendment which are due and payable on the date hereof including all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

     REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in
Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Amendment, or will occur as a result of the transactions contemplated hereby.

     NO OTHER CHANGES; RATIFICATION. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     COUNTERPARTS; FACSIMILE/EMAIL. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party's original executed counterpart.

     GOVERNING LAW. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

     ENTIRETY. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan
Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.


                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                  DST SYSTEMS, INC.,
                               a Delaware corporation


                               By:     /s/ Gregg W. Givens
                                   ---------------------------------------------
                               Name:  Gregg W. Givens
                               Title:  Vice President & Chief Accounting Officer


                           [signature pages continue]















            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

ADMINISTRATIVE AGENT
AND LENDERS:               BANK OF AMERICA, N.A.,
                           as Administrative Agent


                           By:     /s/ Mollie S. Canup
                                   ---------------------------------------------
                                   Name: Mollie S. Canup
                                   Title: Vice President












            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

                           BANK OF AMERICA, N.A.,
                           as a Lender, L/C Issuer and Swing Line Lender


                           By:     /s/ Aileen Supena
                                   ---------------------------------------------
                                   Name: Aileen Supena
                                   Title: Vice President











            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

                           CITIBANK, N.A.


                           By:      /s/ Matthew Nicholls
                                   ---------------------------------------------
                                   Name: Matthew Nicholls
                                   Title: Managing Director










            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

                           U.S. BANK NATIONAL ASSOCIATION


                           By:      /s/ Michael J. Reymann
                                   ---------------------------------------------
                                   Name: Michael J. Reymann
                                   Title: Senior Vice President












            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

                           WELLS FARGO BANK, N.A.


                           By:      /s/ Tammy R. Sturgis
                                   ---------------------------------------------
                                   Name: Tammy R. Sturgis
                                   Title: Vice President










            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

                           WACHOVIA BANK, NATIONAL
                           ASSOCIATION


                           By:      /s/ Karin E. Samuel
                                   ---------------------------------------------
                                   Name: Karin E. Samuel
                                   Title: Vice President













            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

                           SUMITOMO MITSUI BANKING CORP.,
                           NEW YORK


                           By:      /s/ David A. Buck
                                   ---------------------------------------------
                                   Name: David A. Buck
                                   Title: Senior Vice President














            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

                           LLOYDS TSB BANK plc


                           By:      /s/ Windsor R. Davies
                                   ---------------------------------------------
                                   Name: Windsor R. Davies
                                   Title: Director, Global Corporate USA

                           By:      /s/ Deborah Carlson
                                   ---------------------------------------------
                                   Name: Deborah Carlson
                                   Title: VP & Manager, Global Corporate USA












            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

                           THE ROYAL BANK OF SCOTLAND plc


                           By:      /s/ Philippe Sandmeier
                                   ---------------------------------------------
                                   Name: Philippe Sandmeier
                                   Title: Managing Director

















            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

                           COMMERZEBANK
                           AKTIENGESELLSCHAFT, NEW YORK
                           BRANCH AND GRAND CAYMAN
                           BRANCHES


                           By:      /s/ Albert Morrow
                                   ---------------------------------------------
                                   Name: ALBERT MORROW
                                   Title: Assistant Vice President


                           By:      /s/ Hajo Neugartner
                                   ---------------------------------------------
                                   Name: HAJO NEUGARTNER
                                   Title: Vice President

















            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

                           UMB BANK, N.A.


                           By:      /s/ Douglas F. Page
                                   ---------------------------------------------
                                   Name: Douglas F. Page
                                   Title: Executive Vice President
















            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

                           COMMERCE BANK, N.A.


                           By:      /s/ David Enslen
                                   ---------------------------------------------
                                   Name: David Enslen
                                   Title: Senior Vice President














            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.

                           THE BANK OF TOKYO-MITSUBISHI UFJ,
                           LTD., CHICAGO BRANCH


                           By:      /s/ Tsuguyuki Umene
                                   ---------------------------------------------
                                   Name: Tsuguyuki Umene
                                   Title: Deputy General Manager
















            SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT -
                                DST SYSTEMS, INC.